POWER OF ATTORNEY


         The undersigned hereby appoints James E. Kelly as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



        SIGNATURE                           TITLE                   DATE
        ---------                           -----                   ----
                                   Chairman of the Board,
                                  Chief Executive Officer,
/s/Lawrence J. Toal                President and Director       June 26, 1998
---------------------------                                     -------------
Lawrence J. Toal

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitute or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                           TITLE                   DATE
        ---------                           -----                   ----

/s/Derrick D. Cephas                       Director             June 26, 1998
---------------------------                                     -------------
Derrick D. Cephas

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitute or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                           TITLE                   DATE
        ---------                           -----                   ----

/s/Frederick C. Chen                       Director             June 26, 1998
---------------------------                                     -------------
Frederick C. Chen

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitute or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                           TITLE                   DATE
        ---------                           -----                   ----

/s/J. Barclay Collins II                   Director             June 26, 1998
---------------------------                                     -------------
Barclay Collins II

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitute or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                           TITLE                   DATE
        ---------                           -----                   ----

/s/Richard W. Dalrymple                    Director             June 26, 1998
---------------------------                                     -------------
Richard W. Dalrymple

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitute or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                           TITLE                   DATE
        ---------                           -----                   ----

/s/James F. Fulton                         Director             June 26, 1998
---------------------------                                     -------------
James F. Fulton

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitute or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                           TITLE                   DATE
        ---------                           -----                   ----

/s/Virginia M. Kopp                        Director             June 26, 1998
---------------------------                                     -------------
Virginia M. Kopp

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitute or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                           TITLE                   DATE
        ---------                           -----                   ----

/s/James M. Large, Jr.                     Director             June 26, 1998
---------------------------                                     -------------
James M. Large, Jr.

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitute or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                           TITLE                   DATE
        ---------                           -----                   ----

/s/John Morning                           Director             June 26, 1998
---------------------------                                     -------------
John Morning

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitute or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                           TITLE                   DATE
        ---------                           -----                   ----

/s/Margaret Osmer-McQuade                  Director             June 26, 1998
---------------------------                                     -------------
Margaret Osmer-McQuade

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitute or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                           TITLE                   DATE
        ---------                           -----                   ----

/s/Dr. Paul A. Qualben                     Director             June 26, 1998
---------------------------                                     -------------
Dr. Paul A. Qualben

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitute or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                           TITLE                   DATE
        ---------                           -----                   ----

/s/Eugene G. Schulz, Jr.                   Director             June 27, 1998
---------------------------                                     -------------
Eugene G. Schulz, Jr.

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitute or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                           TITLE                   DATE
        ---------                           -----                   ----

/s/Howard Smith                            Director             June 26, 1998
---------------------------                                     -------------
Howard Smith

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitute or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                           TITLE                   DATE
        ---------                           -----                   ----

/s/Dr. Norman R. Smith                     Director             June 26, 1998
---------------------------                                     -------------
Dr. Norman R. Smith

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 relating to the shelf registration of debt securities (the "Registration Statement") of Dime Bancorp, Inc., and any and all amendments to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitute or resubstitutes, may lawfully do or cause to be done by virtue hereof.


        SIGNATURE                           TITLE                   DATE
        ---------                           -----                   ----

/s/Ira T. Wender                           Director             June 26, 1998
---------------------------                                     -------------
Ira T. Wender